Share Capital and Capital reserve	6 Months Ended
Jun. 30, 2019
Share Capital, Reserves and Other Equity Interest [Abstract]
Share Capital and Capital reserve
Share Capital and Capital reserve
Ordinary Shares

On January 2, 2019, the Company issued a share dividend of 171,092 ordinary shares calculated as 20% of the increase in the market price of our ordinary shares compared to 2017 dividend price of $16.6516 multiplied by Preferred Share Dividend Equivalent. The Dividend Price used to calculate the Annual Dividend Amount was $16.7538 (calculated based upon the volume weighted average price for the last ten consecutive trading days of 2018).

On March 22, 2019 the Company issued 20,000,000 ordinary shares in a public offering at $20.00 per share for aggregate gross proceeds of $400.0 million (€353.6 million). Directly attributed transaction costs of €11.1 million were incurred.

The Company issued 32,167 ordinary shares in June 2019 to Non-Executive Directors as disclosed in Note 15 above.

In June 2019, former Non-Executive Directors exercised 9,375 of 125,000 initial options granted to them for €0.1 million. The remaining options expire in June 2020.

	Shares		June 30, 2019	December 31, 2018
	June 30, 2019	December 31, 2018	€m	€m
Authorized Share Capital:
Unlimited number of Ordinary Shares with $nil nominal value issued at $10.00 per share	n/a	n/a	n/a	n/a
Unlimited number of Founder Preferred Shares with $nil nominal value issued at $10.00 per share	n/a	n/a	n/a	n/a

Issued and fully paid:
Ordinary Shares	194,493,617	174,229,051	2,109.3	1,751.7
Founder Preferred Shares	1,500,000	1,500,000	10.6	10.6
Total share capital and capital reserve			2,119.9	1,762.3
Listing and share transaction costs			(25.0)	(13.8)
Total net share capital and capital reserve			2,094.9	1,748.5